UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIE EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2012

INNOCAP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 E Austin Street, Suite 202 PO Box 489 Jefferson, TX 75657-0489
(Address of principal executive offices)

Registrant's telephone number, including area code: 903-926-1287

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      . Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Innocap" or the "Registrant" refer to Innocap, Inc.

Item 8.01 Other Events.

Paul Tidwell, President of Innocap, Inc., will be traveling to Indonesia at the end of January 2012 to begin discussions with interested parties on obtaining a search and salvage contract with the government of Indonesia.  Contacts of Mr. Tidwell have discovered a shipwreck containing Ming Dynasty porcelain. As part of Mr. Tidwell’s trip, he will inspect the recovered samples and obtain permission to export them for authentication in the United States and perhaps the U.K.

Innocap, Inc. has commenced discussions with a Japanese model distribution company, Hobby Link Japan,  to assist  in the creating of a model of the sunken Japanese submarine I-52 for sale around the world. Mr. Tidwell is respected for his research into the sinking of I-52. . The model that is currently in discussions may use the copyright photos and video in the possession of Mr. Tidwell to design the submarine to look as it did subsequent to design changes that were made prior to the submarine being sunk in 1944.

Innocap is seeking to develop a video game on the I-52 project and has begun preliminary negotiations with Rika Muranak, an accomplished music composer in Japan.

Mr. Tidwell will also be meeting with parties concerning the financing of these projects.

The outcome of these projects and discussions cannot be predicted at this time.

(d)  Exhibits

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2012

Innocap, Inc.

(Registrant)

/s/ Paul Tidwell

Paul Tidwell

Chief Executive Officer and Chief Financial Officer

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